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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 18, 1997


                        PACIFICAMERICA MONEY CENTER, INC.
             (Exact name of registrant as specified in its charter)



         California                     0-20897                  95-4465729
----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                          Ventura Boulevard, Suite 102
                        Woodland Hills, California 91364
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (818) 992-8999



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Item 5.  Other Events

               On December 18, 1997, the PacificAmerica Home Equity Loan Trust Series 1997-1 (the "Trust") issued $100 million in securities backed by home equity loans ("Mortgage Loans") originated by Pacific Thrift and Loan Company ("Pacific Thrift"), a wholly-owned subsidiary of PacificAmerica Money Center, Inc. (the "Company"). The Trust was formed pursuant to a Trust Agreement, dated as of December 1, 1997, between Merrill Lynch Mortgage Investors, Inc. (the "Depositor") and Wilmington Trust Company, the Owner Trustee. The securities were issued by the Trust in form of notes (the "Notes"), pursuant to the terms of an Indenture, dated as of December 1, 1997, between the Trust and Bankers Trust Company of California, N.A., the Indenture Trustee. The Notes are insured under a financial guaranty insurance policy issued by Financial Security Assurance Inc., and are rated "AAA" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc. The offering of Notes was underwritten by Merrill Lynch, Pierce, Fenner & Smith ("Merrill Lynch"). The terms of the Notes and a description of the Mortgage Loans sold by the Company to the Trust are contained in a Prospectus Supplement dated December 11, 1997 to Prospectus dated June 19, 1997, included as part of a registration statement filed by the Depositor with the Securities and Exchange Commission.

               The Company sold Mortgage Loans having an aggregate principal balance of $75,767,802 to the Trust as of the closing date of the securitization. On December 23, 1997, the Company sold to the Trust additional Mortgage Loans having an aggregate principal balance of $24,240,248. The terms of the sale of Mortgage Loans are contained in a Home Equity Loan Purchase Agreement, dated as of December 11, 1997 (the "Loan Purchase Agreement"), by and among PAMM, the Depositor, the Trust and the Indenture Trustee. The Loan Purchase Agreement provides, among other terms, that the sale of the Mortgage Loans is non-recourse except for the obligation to repurchase or replace Mortgage Loans upon a breach of certain standard and customary representations and warranties.

               The Company is named as Master Servicer for the Mortgage Loans. Advanta Mortgage Corp. USA ("Advanta"), as Sub-Servicer for the Mortgage Loans, will provide substantially all servicing related to the Mortgage Loans.

               The Company has also entered into a Master Assignment Agreement, dated as of December 18, 1997 (the "Master Assignment Agreement"), with Merrill Lynch Mortgage Capital, Inc.("MLMCI"), under which the Company expects to obtain financing secured by interest-only strip receivables retained by the Company insecuritization transactions underwritten by Merrill Lynch.

               The Company has also entered into a Master Repurchase Agreement, dated as of October 31, 1997 (the "Repurchase Agreement"), with MLMCI, under which the Company obtains warehouse financing for mortgage loans pending securitization. The terms of each advance are established on the date of each transaction under the Repurchase Agreement, and Advances are repaid upon the completion of each securitization transaction.


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               The Company anticipates that future securitizations will be completed on a quarterly basis. The Company has committed to deliver a total of $750 million in home equity loans for securitization through Merrill Lynch, Pierce, Fenner & Smith. The Company also intends to continue to sell loans under an existing loan sale agreement with Advanta Mortgage Conduit Services Inc.

               Except for historical information contained herein, statements in this report are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks include, among others, risk of inability to meet loan production goals; risk of loss on the interest-only strip receivables resulting from differences between actual and assumed prepayment or loss experience; risk of loss of funding sources for loan originations; risk of loss of credit enhancement; loan delinquencies and defaults; possible decline of collateral values for loans; fluctuations in interest rates; competition in the lending industry; and possible regulatory enforcement actions and legislative action. For more complete information concerning factors which could affect the Company's financial results, reference is made to the Company's registration statements, reports and other documents filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

               (c)    Exhibits.

10.1 Home Equity Loan Purchase Agreement, dated as of December 11, 1997, by and among the Company, Merrill Lynch Mortgage Investors, Inc., as depositor, PacificAmerica Home Equity Loan Trust Series 1997-1, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee.

10.2 Master Assignment Agreement, dated as of December 18, 1997, by and between the Company and Merrill Lynch Mortgage Capital, Inc.

10.3 Master Repurchase Agreement, dated as of October 31, 1997, by and between the Company, on the one hand, and Merrill Lynch Mortgage Capital, Inc. and Merrill Lynch Credit Corporation on the other, which Agreement includes, without limitation, the Supplemental Terms and Conditions attached to and incorporated into the Master Repurchase Agreement.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 1997                   PACIFICAMERICA MONEY CENTER, INC.



                                            By: /s/ JOEL R. SCHULTZ
                                                ------------------------------
                                                Joel R. Schultz
                                                President and Chief Executive
                                                Officer


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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
10.1           Home Equity Loan Purchase Agreement, dated as of December 11,
               1997, by and among the Company, Merrill Lynch Mortgage Investors,
               Inc., as depositor, PacificAmerica Home Equity Loan Trust Series
               1997-1, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee.

10.2 Master Assignment Agreement, dated as of December 18, 1997, by and between the Company and Merrill Lynch Mortgage Capital, Inc.

10.3 Master Repurchase Agreement, dated as of October 31, 1997, by and between the Company, on the one hand, and Merrill Lynch Mortgage
               Capital, Inc. and Merrill Lynch Credit Corporation on the other, which Agreement includes, without limitation, the Supplemental
               Terms and Conditions attached to and incorporated into the Master
               Repurchase Agreement.



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